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                                  EXHIBIT 99.1
                          NETWORK SYSTEMS CORPORATION
                            7600 Boone Avenue North
                          Minneapolis, Minnesota  55428

      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                 STOCKHOLDERS ON _________________, 199_

        The undersigned hereby appoints Michael F. G. Ashby and Malcolm Reid, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Network Systems Corporation held of record by the undersigned on __________________, 199_, at the special meeting of stockholders to be held on _____________, 199_, or any adjournment thereof.

        1.  PROPOSAL TO APPROVE MERGER AGREEMENT

             [_]    FOR      [_]     AGAINST      [_]     ABSTAIN

        2.  PROPOSAL TO ADJOURN MEETING TO PERMIT FURTHER SOLICITATION

             [_]    FOR      [_]     AGAINST      [_]     ABSTAIN


        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
         ---

Please sign exactly as       When shares are held by joint tenants, both should
 name appears below.         sign.  When signing as attorney, executor,
                             administrator, trustee or guardian, please give full title. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



                             ______________________________________________
                                              (Signature)



                             ______________________________________________
                                              (Signature)


                             DATED:___________________________________,199_


                             Please mark, sign, date and mail the proxy card promptly using the return envelope.